UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

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TKB CRITICAL TECHNOLOGIES 1

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF TKB CRITICAL TECHNOLOGIES 1

400 CONTINENTAL BLVD., SUITE 600
EL SEGUNDO, CA 90245

Dear TKB Critical Technologies 1 Shareholder:

You are cordially invited to attend an extraordinary general meeting of TKB Critical Technologies 1, a Cayman Islands exempted company (the “Company,” “TKB,” “we,” “us” or “our”), which will be held on June 26, 2023, at 11:30 a.m., Eastern Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, NY 10020.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business TKB will conduct at the Extraordinary General Meeting and provide information about TKB that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

●	Proposal No. 1 - Extension Amendment Proposal - A proposal, by special resolution, to amend TKB’s Amended and Restated Memorandum and Articles of Association (as amended, the “Articles of Association”) to (i) extend (the “Extension”) the date by which it has to consummate a business combination (the “Combination Period”), monthly up to 16 times, from June 29, 2023 (the “Termination Date”) up to October 29, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its initial public offering (the “IPO”)) (the “Extended Date”), and (ii) include the other amendments set out in this proxy statement (the “Extension Amendment Proposal”);

●	Proposal No.2 - Trust Agreement Amendment Proposal - A proposal, to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share (together, the “Ordinary Shares”), voting together as a single class, to amend TKB’s investment management trust agreement, dated as of October 26, 2021 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period to the Extended Date (the “Trust Agreement Amendment”) (the “Trust Agreement Amendment Proposal”); and

●	Proposal No. 3 - Adjournment Proposal - A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. Approval of both of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, pursuant to the Articles of Association, TKB may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, TKB may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Our prospectus for our IPO and our Articles of Association currently provide that we have until the Termination Date to complete an initial business combination. We believe that given our commitment of time, effort and financial resources to date with respect to identifying a potential target for a business combination, circumstances warrant providing Public Shareholders (as defined below) with additional time and opportunity to consider a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination (“Business Combination”). Our Board believes that the Termination Date does not provide sufficient time to complete a Business Combination and, accordingly, the Board believes that in order to best position the Company to be able to consummate the Business Combination, it must obtain the Extension. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that the Company will be able to consummate a Business Combination by the Extended Date, given the conditions that must be satisfied prior to closing of the Business Combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, TKB Sponsor I, LLC (“Sponsor”) or its designees will deposit into the trust account established in connection with the IPO (the “Trust Account”) as a loan (a “Contribution,” and the Sponsor or its designee making such Contribution, a “Contributor”), for each month of the Extension, an amount equal to the lesser of (i) $60,000 or (ii) $0.03 per public share multiplied by the number of public shares outstanding, for an aggregate deposit of up to $960,000 if all monthly Extensions are exercised. Contributions will be made one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month (“the “Contribution Date”). The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon the earlier of the consummation of a Business Combination or the liquidation of the Company (the “Maturity Date”). If the Company completes an initial Business Combination, such loans may be converted into warrants of the post-Business Combination entity at a price of $1.00 per warrant, which shall have terms identical to the private placement warrants sold concurrently with the IPO, each exercisable for one Class A ordinary share at a purchase price of $11.50 per share, at the option of the Contributor. If the Company does not consummate a Business Combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal and the implementation of the Extension. No Contribution will occur if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved or the Extension is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

As contemplated by the Articles of Association, the holders of Class A ordinary shares initially issued as part of the units sold in the IPO (the “Public Shares” and such holders, the “Public Shareholders”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued and outstanding Public Shares. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals and regardless of whether you hold Public Shares on the record date established in connection with the Extraordinary General Meeting, by following the instructions set forth in the accompanying proxy statement. However, pursuant to the Articles of Association, TKB may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

As of May 31, 2023 the aggregate amount in trust was approximately $57.7 million, or approximately $10.55 per share. The closing price of the Public Shares on the Nasdaq Global Market (“Nasdaq”) on the Record Date was $10.54. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.01 more per share than if the Public Shares were sold in the open market. TKB cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. TKB believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if TKB does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by TKB shareholders, TKB (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of TKB’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to TKB’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. As of the date of this proxy statement, the Sponsor and its officers and directors (together with the Sponsor, the “Initial Shareholders”) hold an aggregate of 5,750,000 Ordinary Shares (the “Founder Shares”) consisting of the 5,750,000 Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) issued prior to the consummation of the Company’s IPO, of which 5,650,000 Class B ordinary shares were converted into 5,650,000 Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) on a one-for-one basis effective as of January 18, 2023 and the remaining 100,000 Class B ordinary shares will be converted into Class A ordinary shares immediately prior to the Business Combination. The Initial Shareholders have indicated their intention to vote in favor of each of the proposals being presented to shareholders at the Extraordinary General Meeting. The Ordinary Shares held by the Initial Shareholders represent approximately 51.3% of the Company’s outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,727,803 Public Shares, or approximately 31.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will not need any Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares, voting together as a single class. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,540,858 Public Shares, or approximately 28.2% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Accordingly, because the Initial Shareholders hold approximately 51.3% of the outstanding Ordinary Shares, the Company will not need any Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on June 12, 2023 (the “Record Date”) as the date for determining TKB shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the Record Date, there were 11,216,704 issued and outstanding Ordinary Shares, of which 5,466,704 were Public Shares and 5,750,000 were Founder Shares. TKB’s warrants do not have voting rights.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event such Business Combination is approved and completed or in the event we have not consummated the Business Combination by the Extended Date. There is no guarantee that we will be able to complete a Business Combination before the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of TKB and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

TKB’s directors and officers have interests in the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Placement Warrants (as defined below) that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of TKB - Interests of the Initial Shareholders” in the accompanying proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, TKB urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the Board of Directors of TKB Critical Technologies 1

/s/ Philippe Tartavull
Philippe Tartavull
Chairman of the Board

June 15, 2023

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. The presence, in person or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, if you fail to vote in person or by proxy at the Extraordinary General Meeting, or if your broker, bank or nominee submits a broker non-vote with respect to your Ordinary Shares, your shares will not be counted towards the number of Ordinary Shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote or broker non-vote will have no effect on the outcome of any vote on the Extension Amendment Proposal or Adjournment Proposal. Abstentions and broker non-votes will count as a vote “AGAINST” the Trust Agreement Amendment Proposal because an absolute percentage of affirmative votes is required to approve the proposal, regardless of the number of votes cast.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON JUNE 22, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR CLASS A ORDINARY SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on June 26, 2023: This notice of meeting and the accompanying proxy statement are being made available on or about June 15, 2023.

NOTICE OF EXTRAORDINARY GENERAL MEETING
OF TKB CRITICAL TECHNOLOGIES 1
TO BE HELD ON JUNE 26, 2023

To the Shareholders of TKB Critical Technologies 1:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of TKB Critical Technologies 1, a Cayman Islands exempted company (the “Company,” “TKB,” “we,” “us” or “our”), will be held on June 26, 2023, at 11:30 a.m. Eastern Time. The Extraordinary General Meeting will be held at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, NY 10020. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated June 12, 2023 and is first being mailed to shareholders on or about that date:

●	Proposal No. 1 - Extension Amendment Proposal - A proposal, by special resolution, to amend TKB’s Amended and Restated Memorandum and Articles of Association (as amended, the “Articles of Association”) to (i) extend (the “Extension”) the date by which it has to consummate a business combination (the “Combination Period”), monthly up to 16 times, from June 29, 2023 (the “Termination Date”) up to October 29, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its initial public offering (the “IPO”)) (the “Extended Date”), and (ii) include the other amendments set out in this proxy statement (the “Extension Amendment Proposal”);

●	Proposal No.2 - Trust Agreement Amendment Proposal - A proposal, to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share (together, the “Ordinary Shares”), voting together as a single class, to amend TKB’s investment management trust agreement, dated as of October 26, 2021 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period to the Extended Date (the “Trust Agreement Amendment”) (the “Trust Agreement Amendment Proposal”); and

●	Proposal No. 3 - Adjournment Proposal - A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. Approval of both of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, pursuant to the Articles of Association, TKB may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, TKB may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Our prospectus for our IPO and our Articles of Association currently provide that we have until the Termination Date to complete an initial business combination. We believe that given our commitment of time, effort and financial resources to date with respect to identifying a potential target for a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination (“Business Combination”), circumstances warrant providing Public Shareholders (as defined below) with additional time and opportunity to consider a Business Combination. Our Board believes that the Termination Date does not provide sufficient time to complete a Business Combination and, accordingly, the Board believes that in order to best position the Company to be able to consummate a Business Combination, it must obtain the Extension. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that the Company will be able to consummate a Business Combination by the Extended Date given the conditions that must be satisfied prior to closing of the Business Combination.

If the Extension Amendment Proposal is approved and the Extension is implemented, TKB Sponsor I, LLC (“Sponsor”) or its designees will deposit into the trust account established in connection with the IPO (the “Trust Account”)as a loan (a “Contribution,” and the Sponsor or its designee making such Contribution, a “Contributor”), for each month of the Extension, an amount equal to the lesser of (i) $60,000 or (ii) $0.03 per public share multiplied by the number of public shares outstanding, for an aggregate deposit of up to $960,000 if all monthly Extensions are exercised. Contributions will be made one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month (“the “Contribution Date”). The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon the earlier of the consummation of a Business Combination or the liquidation of the Company (the “Maturity Date”). If the Company completes an initial Business Combination, such loans may be converted into warrants of the post-Business Combination entity at a price of $1.00 per warrant, which shall have terms identical to the private placement warrants sold concurrently with the IPO, each exercisable for one Class A ordinary share at a purchase price of $11.50 per share, at the option of the Contributor. If the Company does not consummate a Business Combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal and the implementation of the Extension. No Contribution will occur if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved or the Extension is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

As contemplated by the Articles of Association, the holders of Class A ordinary shares initially issued as part of the units sold in the IPO (the “Public Shares” and such holders, the “Public Shareholders”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued and outstanding Public Shares. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals and regardless of whether you hold Public Shares on the record date established in connection with the Extraordinary General Meeting, by following the instructions set forth in the accompanying proxy statement. In addition, pursuant to the Articles of Association, TKB may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

As of May 31, 2023 the amount in trust was approximately $57.7 million, or approximately $10.55 per share. The closing price of the Public Shares on the Nasdaq Global Market (“Nasdaq”) on June 12, 2023 was $10.54. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.01 more per share than if the Public Shares were sold in the open market. TKB cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. TKB believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if TKB does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by TKB shareholders, TKB (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of TKB’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to TKB’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

Pursuant to our Articles of Association, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units (as defined below) and elect to separate your Units into the underlying Public Shares and Public Warrants (as defined below) prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that TKB redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 22, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal and Trust Agreement Amendment Proposal, and regardless of whether they hold Public Shares on the Record Date. If the Extension is not consummated, the Public Shares will be returned to the respective holder, broker or bank.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. As of the date of this proxy statement, the Sponsor and its officers and directors (together with the Sponsor, the “Initial Shareholders”) hold an aggregate of 5,750,000 Ordinary Shares (the “Founder Shares”) consisting of the 5,750,000 Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) issued prior to the consummation of the Company’s IPO, of which 5,650,000 Class B ordinary shares were converted into 5,650,000 Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”) on a one-for-one basis effective as of January 18, 2023 and the remaining 100,000 Class B ordinary shares will be converted into Class A ordinary shares immediately prior to the Business Combination. The Initial Shareholders have indicated their intention to vote in favor of each of the proposals being presented to shareholders at the Extraordinary General Meeting. The Ordinary Shares held by the Initial Shareholders represent approximately 51.3% of the Company’s outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,727,803 Public Shares, or approximately 31.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will not need any Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares, voting together as a single class. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,540,858 Public Shares, or approximately 28.2% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Accordingly, because the Initial Shareholders hold approximately 51.3% of the outstanding Ordinary Shares, the Company will not need any Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on June 12, 2023 (the “Record Date”) as the date for determining TKB shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the Record Date, there were 11,216,704 issued and outstanding Ordinary Shares, of which 5,466,704 were Public Shares and 5,750,000 were Founder Shares. TKB’s warrants do not have voting rights.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event such Business Combination is approved and completed or in the event we have not consummated the Business Combination by the Extended Date. There is no guarantee that we will be able to complete a Business Combination before the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of TKB and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

TKB’s directors and officers have interests in the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Placement Warrants (as defined below) that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of TKB - Interests of the Initial Shareholders” in the accompanying proxy statement.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, TKB urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

This proxy statement is dated June 15, 2023 and is first being mailed to shareholders on or about June 15, 2023.

By Order of the Board of Directors of TKB Critical Technologies 1

/s/ Philippe Tartavull
Philippe Tartavull
Chairman of the Board

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect TKB’s current views with respect to, among other things, its capital resources and results of operations. Likewise, TKB’s financial statements and all of TKB’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect TKB’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. TKB does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	TKB’s ability to complete a Business Combination;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Public Shares and other securities of TKB;

●	the use of funds not held in the Trust Account or available to TKB from interest income on the Trust Account balance;

●	the competitive environment in which our successor will operate following a Business Combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect TKB’s good faith beliefs, they are not guarantees of future performance. TKB disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause TKB’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in TKB’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 4, 2023, as amended on April 14, 2023, and in other reports TKB filed with the SEC, including TKB’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 15, 2023. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to TKB.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.	TKB is a blank check company incorporated under the laws of the Cayman Islands on April 20, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. On October 29, 2021, TKB consummated its IPO of 23,000,000 units (the “Units”). Each Unit consists of one Public Share and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one Ordinary Share at $11.50 per share beginning 30 days after the completion of a Business Combination (“Public Warrant”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000. Simultaneously with the consummation of the IPO and the sale of the Units, TKB consummated the private placement of an aggregate of 10,750,000 warrants (the “Private Placement Warrants”) issued to the Sponsor at a price of $1.00 per warrant, generating total proceeds of $10,750,000. Each Private Placement Warrant is exercisable for one Ordinary Share beginning 30 days after the completion of a Business Combination.

A total of $234,600,000 of the net proceeds from TKB’s IPO and sale of the Private Placement Warrants were deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Articles of Association provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date. The Company was unable to complete a qualifying Business Combination by January 29, 2023, the initial liquidation date set forth in its Articles of Association, and on January 27, 2023, the Company held an extraordinary general meeting at which the Company’s shareholders approved an amendment to the Articles of Association to provide that the Company would have until June 29, 2023, the current liquidation date, to complete a Business Combination. In connection with such amendment, the Company offered public shareholders the right to have their Public Shares converted into a pro rata portion of the Trust Account and shareholders holding an aggregate of 17,533,296 Public Shares exercised their right to redeem their shares at a redemption price of approximately $10.38 per share, or a total of approximately $181.9 million of the funds held in the Company’s Trust Account.

We believe that given our commitment of time, effort and financial resources to date with respect to identifying a potential target for a Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a Business Combination. Our Board believes that the Termination Date does not provide sufficient time to complete a Business Combination and, accordingly, the Board believes that in order to best position the Company to be able to consummate a Business Combination, it must obtain the Extension. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that the Company will be able to consummate a Business Combination by the Extended Date, given the conditions that must be satisfied prior to closing of the Business Combination.

Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on June 26, 2023, at 11:30 a.m. Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, NY 10020. You will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting White & Case LLP, at 1221 Avenue of the Americas, New York, New York 10020. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	TKB shareholders are being asked to consider and vote on the following proposals:

●	Proposal No. 1 - Extension Amendment Proposal - A proposal, by special resolution to amend TKB’s Articles of Association to (i) extend the Combination Period monthly up to 16 times, from June 29, 2023 up to October 29, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its IPO), and (ii) include the other amendments set out in this proxy statement;

●	Proposal No. 2 - Trust Agreement Amendment Proposal - A proposal, to approve by the affirmative vote of 65% of the outstanding Ordinary Shares, voting together as a single class, to amend TKB’s Trust Agreement to allow the Company to extend the Combination Period to the Extended Date; and

●	Proposal No. 3 - Adjournment Proposal - A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension.

Q.	Are the proposals conditioned on one another?

A.	Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, pursuant to the Articles of Association, TKB may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, TKB may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

The Adjournment Proposal is not conditioned on the approval of any other proposal.

Q.	Why is TKB proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	The Board has determined that it is in the best interests of TKB to seek an extension of the Termination Date and have TKB shareholders approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. We believe that given our commitment of time, effort and financial resources to date with respect to identifying a potential target for a Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a Business Combination. Our Board believes that the Termination Date does not provide sufficient time to complete a Business Combination and accordingly, the Board believes that in order to best position the Company to be able to consummate a Business Combination, it must obtain the Extension. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that the Company will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of the Business Combination.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by TKB shareholders, TKB may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension, or to otherwise provide additional time to effectuate the Extension. If the Adjournment Proposal is not approved by TKB shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event such Business Combination is approved and completed or in the event we have not consummated the Business Combination by the Extended Date. There is no guarantee that we will be able to complete a Business Combination before the Extended Date.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.	The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

The presence, in person or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, a TKB’s shareholder’s failure to vote in person or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote or broker non-vote will have no effect on the outcome of any vote on the Extension Amendment Proposal or Adjournment Proposal because both such proposals require approval by votes cast and an abstention is not a vote cast. Abstentions and broker non-votes will count as a vote “AGAINST” the Trust Agreement Amendment Proposal because an absolute percentage of affirmative votes is required to approve the proposal, regardless of the number of votes cast.

The Initial Shareholders have indicated their intention to vote in favor of each of the proposals being presented to shareholders at the Extraordinary General Meeting. On the Record Date, the Initial Shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares, representing approximately 51.3% of TKB’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,727,803 Public Shares, or approximately 31.6% of the outstanding Public Shares, to vote in favor of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will not need any Public Shares to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares, voting together as a single class. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,540,858 Public Shares, or approximately 28.2% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Accordingly, because the Initial Shareholders hold approximately 51.3% of the outstanding Ordinary Shares, the Company will not need any Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Q.	Why should I vote “FOR” the Extension Amendment Proposal and Trust Agreement Amendment Proposal?

A.	TKB believes its shareholders will benefit from TKB consummating a Business Combination and is proposing the Extension Amendment Proposal and Trust Agreement Amendment Proposal to extend the date by which TKB has to complete a Business Combination until the Extended Date. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given TKB’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consummate a Business

Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that TKB will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of the Business Combination.

The Board unanimously recommends that you vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by TKB shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or implementation of the Extension.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the Initial Shareholders vote?

A.	The Initial Shareholders have advised TKB that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal.

On the Record Date, the Initial Shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares, representing approximately 51.3% of TKB’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,727,803 Public Shares, or approximately 31.6% of the outstanding Public Shares, to vote in favor of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will not need any Public Shares to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares, voting together as a single class. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,540,858 Public Shares, or approximately 28.2% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Accordingly, because the Initial Shareholders hold approximately 51.3% of the outstanding Ordinary Shares, the Company will not need any Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal.

If you fail to vote by proxy or in person at the Extraordinary General Meeting, or if you do not provide voting instructions to your broker, bank or nominee, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN”, such abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal or the Adjournment Proposal because both such proposals require approval by votes cast and an abstention is not a vote cast. Abstentions will count as a vote “AGAINST” the Trust Agreement Amendment Proposal because an absolute percentage of affirmative votes is required to approve the proposal, regardless of the number of votes cast.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A.	If there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, TKB may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by TKB shareholders, TKB (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of TKB’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to TKB’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

The Initial Shareholders waived their rights to participate in any liquidation distribution with respect to the 5,750,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to TKB’s warrants, which will expire worthless in the event TKB dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, what happens next?

A.	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, then TKB will amend its Articles of Association by filing an amendment with the Cayman Islands Registrar of Companies in substantially the form that appears in Annex A hereto, and will enter into an amendment to the Trust Agreement substantially in the form that appears in Annex B hereto, and will continue its efforts to consummate a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of TKB held by TKB’s officers, directors, the Sponsor and its affiliates. However, pursuant to the Articles of Association, TKB may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Additionally, if the Extension is implemented, the Contributor will make the Contribution. The Contribution is conditioned upon implementation of the Extension. The Contribution will not be made if the Extension Amendment Proposal or Trust Amendment Proposal are not approved or if the Extension is not implemented.

Even both if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, TKB may nevertheless choose not to hold the Extraordinary General Meeting or to amend the Articles of Association and may liquidate on the Termination Date.

Q.	Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal?

A.	Yes. Whether you vote for or against the Extension Amendment Proposal and regardless of whether you are a holder of Public Shares on the Record Date, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

●	sending a later-dated, signed proxy card addressed to TKB’s Secretary located at TKB Critical Technologies 1, 400 Continental Blvd., Suite 600 El Segundo, CA 90245 Attn: Secretary, so that it is received by TKB’s Secretary on or before the Extraordinary General Meeting; or

●	attending and voting in person during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to TKB’s Secretary, which must be received by TKB’s Secretary on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Abstentions will be counted in connection with the determination of whether a valid quorum is established. Abstentions and broker non-votes will have no effect on the outcome of the Extension Amendment Proposal or the Adjournment Proposal because both such proposals require approval by votes cast and an abstention is not a vote cast. Abstentions and broker non-votes will count as a vote “AGAINST” the Trust Agreement Amendment Proposal because an absolute percentage of affirmative votes is required to approve the proposal, regardless of the number of votes cast.

Q.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A.	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. TKB believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide voting instructions to your broker, bank, or other nominee, they may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of TKB shareholders necessary to hold a valid meeting. Our Articles of Association defines a quorum as the holders (whether individuals or entities by a duly authorized representative) of a majority of the Ordinary Shares being present in person or by proxy at the Extraordinary General Meeting.

Accordingly, a TKB’s shareholder’s failure to vote in person or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum.

Q.	How many votes do I have?

A.	Each Ordinary Share is entitled to one vote on each proposal being submitted to our shareholders at the Extraordinary General Meeting.

Q.	How do I vote?

A.	If you were a holder of record of Ordinary Shares on June 12, 2023, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on June 19, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may vote over the internet by visiting https://www.cstproxy.com/tkbtechsm/2023 and entering the voter control number included on your proxy card.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, Trust Agreement Amendment Proposal, and Adjournment Proposal the Board has determined that each proposal is in the best interests of TKB and its shareholders. The Board unanimously recommends that TKB shareholders vote “FOR” each of the Extension Amendment Proposal, Trust Agreement Amendment Proposal, and Adjournment Proposal, if presented.

Q.	What interests do TKB’s directors and officers have in the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

A.	TKB’s directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Placement Warrants that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of TKB - Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Trust Agreement Amendment Proposal?

A.	No. There are no appraisal rights available to TKB shareholders in connection with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Q.	If I am a Public Shareholder, can I exercise redemption rights with respect to my Public Shares?

A.	Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this proxy statement. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of proposals and regardless of whether they hold Public Shares on the Record Date. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Q.	If I own Public Warrants, can I exercise redemption rights with respect to my Public Warrants?

A.	No. The holders of Public Warrants have no redemption rights with respect to such Public Warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:	How are the funds in the Trust Account currently being held?

A:	With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company

Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, it is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act.

To mitigate the risk of being deemed an investment company under the Investment Company Act, we intend to liquidate the securities held in the Trust Account prior to the 24-month anniversary of the IPO Registration Statement, and instead hold all funds in the Trust Account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company. Alternatively, if we believe we may be deemed to be an investment company under the Investment Company Act, we may abandon our efforts to consummate a Business Combination and instead liquidate the Company. In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. For so long as the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a special purpose acquisition company that has elected to liquidate such investments and to hold all funds in its Trust Account in cash (i.e., in one or more bank accounts). For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company. To mitigate the risk of that result, we intend to liquidate the securities held in the Trust Account prior to the 24-month anniversary of the IPO Registration Statement and instead hold all funds in the Trust Account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds.”

Q.	What do I need to do now?

A.	You are urged to read carefully and consider the information contained in this proxy statement, including Annexes A and B, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, TKB shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to TKB to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated October 26, 2021, filed in connection with the IPO. However, pursuant to the Articles of Association, TKB may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, TKB may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Pursuant to our Articles of Association, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated, provided that a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that TKB redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 22, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal and Trust Agreement Amendment Proposal, and regardless of whether they hold Public Shares on the Record Date. If the Extension is not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of TKB’s transfer agent is listed under the question “Who can help answer my questions?” below. TKB requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to TKB’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and TKB’s transfer agent will need to act to facilitate the request. It is TKB’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because TKB does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with TKB’s consent, until a vote is taken with respect to the Extension, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”.

TKB shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	TKB will pay the cost of soliciting proxies for the Extraordinary General Meeting. TKB has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. TKB has agreed to pay Advantage Proxy a fee of $8,500 plus expenses. TKB will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of TKB may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

TKB Critical Technologies 1
400 Continental Blvd., Suite 600
El Segundo, CA 90245
(310) 426-2055

You may also contact the proxy solicitor for TKB at:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

To obtain timely delivery, TKB shareholders must request the materials no later than 5:00 p.m., Eastern Time, on June 19, 2023, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about TKB from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m. Eastern Time on June 22, 2023 (two business days before the scheduled vote at the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

SPAC Redemption Team
Continental Stock Transfer & Trust Company, LLC
1 State Street, 30th Floor
New York, NY 10004
Email: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF TKB

This proxy statement is being provided to TKB shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of TKB shareholders to be held on June 26, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about June 12, 2023 to all shareholders of record of TKB as of June 12, 2023, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 11:30 a.m., Eastern Time on June 26, 2023, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, NY 10020. You will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting White & Case LLP, at 1221 Avenue of the Americas, New York, New York 10020.

The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, TKB shareholders will consider and vote on the following proposals:

●	Proposal No. 1 - Extension Amendment Proposal - A proposal, by special resolution to amend TKB’s Articles of Association to (i) extend the Combination Period monthly up to 16 times, from June 29, 2023 up to October 29, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its IPO), and (ii) include the other amendments set out in this proxy statement;

●	Proposal No.2 - Trust Agreement Amendment Proposal - A proposal, to approve by the affirmative vote of at least 65% of the outstanding Ordinary Shares, voting together as a single class, to amend TKB’s Trust Agreement to allow the Company to extend the Combination Period to the Extended Date; and

●	Proposal No. 3 - Adjournment Proposal - A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Contributor will deposit into the Trust Account as a loan, for each month of the Extension, an amount equal to the lesser of (i) $60,000 or (ii) $0.03 per public share multiplied by the number of public shares outstanding, for an aggregate deposit of up to $960,000 if all monthly Extensions are exercised. Contributions will be made one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month. The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note to the Contributor and will be repayable by the Company upon the earlier of the consummation of a Business Combination or the liquidation of the Company. If the Company completes an initial Business Combination, such loans may be converted into warrants of the post-Business Combination entity at a price of $1.00 per warrant, which shall have terms identical to the private placement warrants sold concurrently with the IPO, each exercisable for one Class A ordinary share at a purchase price of $11.50 per share, at the option of the Contributor. If the Company does not consummate a Business Combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal and the implementation of the Extension. No Contribution will occur if the

Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved or the Extension is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

Voting Power; Record Date

As a shareholder of TKB, you have a right to vote on certain matters affecting TKB. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on June 12, 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 11,216,704 issued and outstanding shares, of which 5,466,704 were Public Shares and 5,750,000 were Founder Shares.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The presence, in person or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, a TKB’s shareholder’s failure to vote in person or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote or broker non-vote will have no effect on the outcome of any vote on the Extension Amendment Proposal or Adjournment Proposal because both such proposals require approval by votes cast and an abstention is not a vote cast. Abstentions and broker non-votes will count as a vote “AGAINST” the Trust Agreement Amendment Proposal because an absolute percentage of affirmative votes is required to approve the proposal, regardless of the number of votes cast.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

The Initial Shareholders have indicated their intention to vote in favor of each of the proposals being presented to shareholders at the Extraordinary General Meeting. On the Record Date, the Initial Shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares, representing approximately 51.3% of TKB’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,727,803 Public Shares, or approximately 31.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposals. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will not need any additional Public Shares to vote in favor of the Extension Amendment Proposal to approve such proposal. To approve the Trust Agreement Amendment Proposal, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,540,858 Public Shares, or approximately 28.2% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, if all outstanding Ordinary Shares are present at the Extraordinary General

Meeting, then in addition to the Founder Shares, the Company will not need any Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

It is possible that TKB will not be able to complete a Business Combination on or before the Termination Date, or by the Extended Date, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If TKB fails to complete its initial Business Combination on or before the Termination Date, or by the Extended Date, if the Extension Amendment Proposal and the Trust Agreement Amendment are approved, TKB will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares - Shareholders of Record

If you are a TKB shareholder of record, you may vote by mail, or internet. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on June 19, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may vote over the internet by visiting https://www.cstproxy.com/tkbtechsm/2023 and entering the voter control number included on their proxy card.

Voting Your Shares - Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from TKB. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting in person. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to TKB. You will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting White & Case LLP, at 1221 Avenue of the Americas, New York, New York 10020.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at 11:30 a.m. Eastern Time, on June 26, 2023, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, NY 10020. You will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting White & Case LLP, at 1221 Avenue of the Americas, New York, New York 10020.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify TKB’s Secretary in writing to TKB Critical Technologies 1, 400 Continental Blvd., Suite 600, El Segundo, CA 90245, before the Extraordinary General Meeting that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage Proxy, Inc., TKB’s proxy solicitor, toll free at 1-877-870-8565 or collect at 1-206-870-8565.

Redemption Rights

In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to TKB to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated October 26, 2021, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, pursuant to the Articles of Association, TKB may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, TKB may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Pursuant to our Articles of Association, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated, provided that a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that TKB redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on June 22, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal and Trust Agreement Amendment Proposal, and regardless of whether they hold Public Shares on the Record Date. If the Extension is not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of TKB’s transfer agent is listed under the question “Who can help answer my questions?” above. TKB requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to TKB’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and TKB’s transfer agent will need to act to facilitate the request. It is TKB’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because TKB does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with TKB’s consent, until a vote is taken with respect to the Extension, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

TKB shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

As of May 31, 2023, the amount in trust was approximately $57.7 million, which was approximately $10.55 per share. TKB shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of TKB, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and the Extension implemented, and if a Business Combination is not consummated by the Termination Date, or such later date that may be approved by TKB shareholders, TKB will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of TKB’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to TKB shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

TKB is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. TKB has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. TKB has agreed to pay Advantage Proxy a fee of $8,500 plus expenses. TKB and its directors, officers and employees may also solicit proxies on the internet. TKB will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

TKB will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. TKB will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to TKB shareholders. Directors, officers and employees of TKB who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of the Board to vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the Initial Shareholders have interests that are different from, or in addition to, those of other shareholders generally. TKB’s directors are aware of and considered these interests, among other matters, in evaluating and recommending to shareholders that they approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. Shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. These interests include, among other things:

●	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by TKB shareholders, TKB will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding TKB public shares for cash and, subject to the approval of its remaining shareholders and the Board, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor and TKB’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.004 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $60.1 million based upon the closing price of $10.54 per share on Nasdaq on the Record Date.

●	Simultaneously with the consummation of the IPO, the Sponsor purchased 10,750,000 Private Placement Warrants, each exercisable to purchase one Ordinary Share at $11.50 per share beginning 30 days after the completion of a Business Combination, at a price of $1.00 per warrant for an aggregate of $10,750,000 in a private placement. Such Private Placement Warrants have an aggregate market value of approximately $322,500 based upon the closing per warrant price of $0.03 on Nasdaq on the Record Date. The Private Placement Warrants and Ordinary Shares underlying the Private Placement Warrants will become worthless if TKB does not consummate a Business Combination by the Termination Date or such later date that may be approved by TKB shareholders in accordance with the Articles of Association.

●	The Sponsor and TKB’s directors and officers paid significantly less for their Founder Shares and Private Placement Warrants than other Public Shareholders and holders of Public Warrants paid for their Public Shares and Public Warrants purchased in the IPO or shares or warrants purchased in the open market thereafter. Even if the trading price of the Ordinary Shares were as low as $1.87 per share, the aggregate market value of the Founder Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Sponsor and TKB’s officers and directors. As a result, if a Business Combination is completed, the Sponsor, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and the Company liquidates without completing its Business Combination before the Termination Date, the Sponsor, officers and directors will lose their entire investment in us.

●	Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below: (i) $10.20 per Public Share; or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

●	The Articles of Association contains a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with TKB but were not offered due to a TKB director’s duties to another entity. TKB does not believe that the waiver of the corporate opportunity doctrine in its Articles of Association interfered with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and TKB consummates a Business Combination, the officers and directors of TKB may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 - THE EXTENSION AMENDMENT PROPOSAL

Overview

TKB is a blank check company incorporated under the laws of the Cayman Islands on April 20, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. Like most blank check companies, the Articles of Association provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date. TKB is proposing to amend its Articles of Association to extend the date by which TKB has to consummate a Business Combination to the Extended Date. A copy of the proposed amendment to the Articles of Association of TKB is attached to this proxy statement as part of Annex A.

We believe that given our commitment of time, effort and financial resources to date with respect to identifying a potential target for a Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a Business Combination. Our Board believes that the Termination Date does not provide sufficient time to complete a Business Combination and, accordingly, the Board believes that in order to best position the Company to be able to consummate a Business Combination, it must obtain the Extension. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that the Company will be able to consummate a Business Combination by the Extended Date, given the conditions that must be satisfied prior to closing of the Business Combination.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by TKB shareholders, TKB may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension, or to otherwise provide additional time to effectuate the Extension. If the Adjournment Proposal is not approved by TKB shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event such Business Combination is approved and completed or in the event we have not consummated the Business Combination by the Extended Date. There is no guarantee that we will be able to complete a Business Combination before the Extended Date.

Reasons for the Extension Amendment Proposal

The Articles of Association currently provide that TKB has until the Termination Date to complete an initial Business Combination. The purpose of the Extension Amendment Proposal is to allow TKB additional time to complete a Business Combination. Our Board believes that the Termination Date will not provide sufficient time to complete a Business Combination. We believe that given our commitment of time, effort and financial resources to date with respect to identifying a potential target for a Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that the Company will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of the Business Combination.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate a Business Combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension are satisfied or waived. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by TKB shareholders, TKB (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of TKB’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to TKB’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 5,750,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to TKB’s warrants, which will expire worthless in the event TKB dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, TKB intends to file an amendment to its Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. TKB will then continue to attempt to consummate a Business Combination until the Extended Date. TKB will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Warrants will remain publicly traded during this time.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, and the Extension is implemented, the removal of the funds from the Trust Account to pay redeeming shareholders will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension is implemented. As of May 31, 2023, the amount in trust was approximately $57.7 million.

In addition, if the Extension Amendment Proposal is approved and the Extension is implemented, the Contributor will deposit into the Trust Account as a loan, for each month of the Extension, an amount equal to the lesser of (i) $60,000 or (ii) $0.03 per public share multiplied by the number of public shares outstanding, for an aggregate deposit of up to $960,000 if all monthly Extensions are exercised. Contributions will be made one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a Business Combination for an additional month. The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note to the Contributor and will be repayable by the Company upon the earlier of the consummation of a business combination or the liquidation of the Company. If the Company completes an initial Business Combination, such loans may be converted into warrants of the post-Business Combination entity at a price of $1.00 per warrant, which shall have terms identical to the private placement warrants sold concurrently with the IPO, each exercisable for one Class A ordinary share at a purchase price of $11.50 per share, at the option of the Contributor. If the Company does not consummate a Business Combination by the Extended Date, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal and the implementation of the Extension. No Contribution will occur if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved or the Extension is not implemented. If the Company has consummated a Business Combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider any Business Combination, you will retain the right to vote on such Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date. If TKB enters into a definitive agreement with a target to consummate a Business Combination, the vote by TKB shareholders to approve such Business Combination will occur at a separate meeting of TKB shareholders, to be held at a later date, and the solicitation of proxies from TKB shareholders in connection with such separate meeting, and the related right of TKB shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment

Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each Public Shareholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, pursuant to the Articles of Association, TKB may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, TKB may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Please see the section titled “Extraordinary General Meeting - Redemption Rights” for more information on how to exercise your redemption rights.

United States Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of Public Shares (i) of the Extension Amendment Proposal and (ii) that elect to have their Public Shares redeemed for cash if the Extension is implemented. This section applies only to Holders that hold their Public Shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a Unit are generally separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and Public Warrant components of the Unit, and the discussion below with respect to actual Holders of Public Shares also should apply to holders of Units (as the deemed owners of the underlying Public Shares and Public Warrants that constitute the Units). Accordingly, the separation of Units into the Public Shares and Public Warrants underlying the Units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of Units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension (including any redemption of the Public Shares in connection therewith) with respect to any Public Shares held through the Units (including alternative characterizations of the Units).

This discussion does not address the U.S. federal income tax consequences to our Sponsor or its affiliates, officers or directors, or to any person of holding Founder Shares or Private Placement Warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

●	banks, financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the Public Shares through such a partnership or pass-through entity;

●	U.S. expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

●	persons that acquired their Public Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold their Public Shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

●	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension and the exercise of their redemption rights with respect to their Public Shares in connection therewith.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A Public Shareholder who does not elect to redeem their Public Shares (including any Public Shareholder who votes in favor of the Extension Amendment Proposal) will continue to own its Public Shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of Public Shares that exercises its redemption rights with respect to its Public Shares to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “-Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “-Taxation of Redemption Treated as a Distribution.”

Whether a redemption of Public Shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning Public Warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of Public Warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of Public Shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other Public Shares (including any stock constructively owned by the U.S. Holder as a result of owning Public Warrants). The redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the

Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares of the Company’s stock constructively owned by it.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “—Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section entitled “—Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section entitled “—Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a startup exception, a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the corporation is not in fact a PFIC for either of those years.

PFIC Status of the Company

Based upon the composition of its income and assets, and upon a review of its financial statements, the Company believes that it likely will not be eligible for the startup exception and therefore likely has been a PFIC since its first taxable year and will likely be considered a PFIC for its current taxable year. However, the Company’s actual PFIC status for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to the Company’s status as a PFIC for its current taxable year or any future taxable year. In addition, the Company’s U.S. counsel expresses no opinion with respect to the Company’s PFIC status for any taxable year.

Effects of PFIC Rules on the Redeeming Shareholders

Although the Company’s PFIC status is determined annually, an initial determination that the Company is a PFIC generally will apply for subsequent years to a U.S. Holder who held Public Shares while the Company was a PFIC, whether or not the Company meets the test for PFIC status in those subsequent years. If the Company is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of the Public Shares and the U.S. Holder did not make either a timely mark-to-market (“MTM”) election or a qualified electing fund (“QEF”) election for the Company’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Public Shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares (which may include gain realized by reason of transfers of Public Shares that would otherwise qualify as nonrecognition transactions for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Public Shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the Public Shares that preceded the taxable year of the distribution) (together, the “excess distribution rules”).

Under these excess distribution rules:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Public Shares;

●	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the Company’s first taxable year in which the Company is a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

●	an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Election and Mark-to-Market Election

As noted above, the impact of the PFIC rules on a U.S. Holder of Public Shares will depend on whether the U.S. Holder has made a timely and effective QEF election to treat the Company as a “qualified electing fund” for the taxable year that is the first year in the U.S. Holder’s holding period of Public Shares during which the Company qualified as a PFIC or, if in a later taxable year, the U.S. Holder made a QEF election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s Public Shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the excess distribution regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its Public Shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its Public Shares. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF election (or a QEF election along with a purging election) with respect to its Public Shares is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such U.S. Holder. If the Company determines it is a PFIC for any taxable year, upon written request, the Company will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that the Company will timely provide such required information. There is also no assurance that the Company will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to Public Shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for the Company’s first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such Public Shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the redemption of Public Shares treated as a sale of the Public Shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if the Company is a PFIC for any taxable year, a U.S. Holder of Public Shares that has made a QEF election will be currently taxed on its pro rata share of the Company’s earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of Public Shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s Public Shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of Public Shares treated as a corporate distribution), under the above rules. In addition, if the Company is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its Public Shares for such a taxable year.

The impact of the PFIC rules on a U.S. Holder of Public Shares may also depend on whether the U.S. Holder has made a MTM election. U.S. Holders who hold (actually or constructively) stock of a foreign corporation that is classified as a PFIC may elect to mark such stock to its market value each taxable year if such stock is “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the SEC, including the Nasdaq. No assurance can be given that Public Shares are considered to be marketable stock for purposes of the MTM election for any taxable year or whether the other requirements of this election are satisfied. If such an election is available and has been made, such electing U.S. Holder generally would not be subject to the excess distributions regime discussed above with respect to their Public Shares in connection with the redemption of their Public Shares. Instead, any gain recognized on the redemption of Public Shares treated as a sale of the Public Shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the redemption of Public Shares treated as a sale of Public Shares generally will be treated as ordinary loss to the extent to the extent of the net amount of previously included income as a result of the MTM election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). For purposes of determining the adjusted tax basis of Public Shares, certain adjustments are made to take into account the manner in which an electing U.S. Holder is taxed as a result of the MTM election. In general, an electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over its adjusted tax basis in its Public Shares. The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM election). The electing U.S. Holder’s tax basis in its Public Shares will be adjusted to reflect any such income or loss amounts. However, if the MTM election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the Public Shares in which the Company is a PFIC, then the excess distribution regime discussed above will apply to certain dispositions of, distributions on and other amounts taxable with respect to, Public Shares, including in connection with the redemption of Public Shares.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or MTM election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and MTM elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the Public Shares should consult their own tax advisors concerning the application of the PFIC rules to the Public Shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders-U.S. Holders-Generally.” Regardless of whether it is treated as a sale of Public Shares or as a corporate distribution on the Public Shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such Public Shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of certain U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Extension and the exercise of redemption rights in connection therewith.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

The Initial Shareholders have indicated their intention to vote in favor of each of the proposals being presented to shareholders at the Extraordinary General Meeting. On the Record Date, the Initial Shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares, representing approximately 51.3% of TKB’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,727,803 Public Shares, or approximately 31.6% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will not need any Public Shares to vote in favor of the Extension Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. In addition, pursuant to the Articles of Association, TKB may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, TKB may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Full Text of Resolution

“It is resolved as a special resolution, that the Articles of Association of TKB currently in effect be amended to extend the date that the Company has to consummate a business combination monthly up to 16 times, from June 29, 2023 up to October 29, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its initial public offering) and (ii) include the other amendments set out in this proxy statement.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT TKB SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of TKB-Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 2 - THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The proposed Trust Agreement Amendment would amend our Trust Agreement to allow the Company to extend the Combination Period from the Termination Date to the Extended Date. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Agreement Amendment

The purpose of the Trust Agreement Amendment is to give the Company the right to extend the Combination Period from the Termination Date to the Extended Date.

The Trust Agreement Amendment Proposal is essential to allowing TKB additional time to consummate a Business Combination in the event such Business Combination is for any reason not completed on or before the Termination Date, the Extended Date. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, pursuant to the Articles of Association, TKB may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, TKB may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

If the Trust Agreement Amendment Is Not Approved

If the Trust Agreement Amendment is not approved, and we do not consummate a Business Combination by the Termination Date or the Extended Date, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the holders of Public Shares and our Warrants will expire worthless.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Agreement Amendment Is Approved

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any redemptions are made in connection with this Extraordinary General Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete a Business Combination by the Termination Date or the Extended Date.

Required Vote

Subject to the foregoing, approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of the holders of at least 65% of the issued and outstanding Ordinary Shares, voting together as a single class. Failure to vote in person or by proxy at the Extraordinary General Meeting, will have no effect on the outcome of any vote on the Trust Agreement Amendment Proposal. Abstentions and broker non-votes will count as a vote “AGAINST” the Trust Agreement Amendment Proposal because an absolute percentage of affirmative votes is required to approve the proposal, regardless of the number of votes cast.

On the Record Date, the Initial Shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares held by the Sponsor and the officers and directors of TKB, representing approximately 51.3% of TKB’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 1,540,857 Public Shares, or approximately 28.2% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT TKB SHAREHOLDERS VOTE “FOR”
THE TRUST AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of TKB - Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 3 - THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension. The Adjournment Proposal will only be presented to TKB shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or in the event that the Board determines that additional time is necessary to effectuate the Extension.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by TKB shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

The Initial Shareholders have indicated their intention to vote in favor of each of the proposals being presented to shareholders at the Extraordinary General Meeting. On the Record Date, the Initial Shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares, representing approximately 51.3% of TKB’s issued and outstanding Ordinary Shares. Accordingly, the Company will not need any Public Shares to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Full Text of Resolution

“It is resolved as an ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT TKB SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of TKB - Interests of the Initial Shareholders” for a further discussion.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 4, 2023 and amended on April 14, 2023, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as filed with the SEC on May 15, 2023, and in other reports we file with the SEC before making a decision to vote on the proposals described in this proxy statement or to redeem or continue to hold your Public Shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a Business Combination will be consummated on or prior to the Extended Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the other conditions to implementing the Extension are satisfied or waived, the Company expects to consummate a Business Combination and shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension or Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a Business Combination and may constrain the circumstances under which we could complete a Business Combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with business combination transactions; the potential liability of certain participants in business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, or a potential initial Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a Business Combination, and may make it more difficult to complete a Business Combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company. To mitigate the risk of that result, we intend to liquidate the securities held in the Trust Account prior to the 24-month anniversary of the IPO Registration Statement and instead hold all funds in the Trust Account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete a business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, it is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act. If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, our activities would be severely restricted and we might be forced to abandon our efforts to complete a Business Combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our shareholders would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds.

To mitigate the risk of being deemed an investment company under the Investment Company Act, we intend to liquidate the securities held in the Trust Account prior to the 24-month anniversary of the IPO Registration Statement, and instead hold all funds in the Trust Account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company. Alternatively, if we believe we may be deemed to be an investment company under the Investment Company Act, we may abandon our efforts to consummate a Business Combination and instead liquidate the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. For so long as the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a special purpose acquisition company that has elected to liquidate such investments and to hold all funds in its Trust Account in cash (i.e., in one or more bank accounts).

Nasdaq may delist our securities from trading on its exchange following redemptions by our shareholders in connection with implementation of the Extension, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Units, Class A ordinary shares and Public Warrants are listed on Nasdaq. In order to continue listing our securities on Nasdaq prior to a Business Combination, we must maintain certain financial, distribution and share price levels. Generally, we must maintain a minimum market value of listed securities (generally, $50 million), a minimum number of publicly held shares (1.1 million shares with a market value of $15 million) and a minimum number of holders of our securities (generally 400 shareholders). Additionally, in connection with a Business Combination, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements. We cannot assure you that we will be able to meet the continued listing requirements after the Extension is in effect or the initial listing requirements at the time of a Business Combination due to redemptions by our Public Shareholders. If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our Units, Class A ordinary shares and Public Warrants are listed on Nasdaq, our Units, Class A ordinary shares and Public Warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial Business Combination.

The new 1% U.S. federal excise tax on stock buybacks could be imposed on redemptions of our stock if we were to become a “covered corporation” in the future.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, generally imposes a 1% U.S. federal excise tax (the “Excise Tax”) on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations) occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. On December 27, 2022, the Treasury issued a notice that provides interim operating rules for the Excise Tax, including rules governing the calculation and reporting of the Excise Tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the Excise Tax are published. Although such notice clarifies certain aspects of the Excise Tax, the interpretation and operation of other aspects of the Excise Tax remain unclear, and such interim operating rules are subject to change.

We are currently not a covered corporation for purposes of the Excise Tax. If we were to become a covered corporation in the future, whether in connection with the consummation of a Business Combination with a U.S. company (including if we were to redomicile as a U.S. corporation in connection therewith) or otherwise, whether and to what extent we would be subject to the Excise Tax on a redemption of our stock would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock, (iii) the structure of our Business Combination, (iv) the nature and amount of any “PIPE” or other equity issuances (whether in connection with our Business Combination or otherwise) issued within the same taxable year of a redemption treated as a repurchase of stock and (v) the content of forthcoming regulations and other guidance from the Treasury. As noted above, the Excise Tax would be payable by the repurchasing corporation, and not by the redeeming holder, and only limited guidance on the mechanics of any required reporting and payment of the Excise Tax on which taxpayers may rely have been issued to date. If we were to become a covered corporation in the future, the per-share redemption amount payable from the Trust Account (including any interest earned on the funds held in the Trust Account) to our public shareholders in connection with a redemption of our stock is not expected to be reduced by any Excise Tax imposed on us. The imposition of the Excise Tax on us could, however, cause a reduction in the cash available on hand to complete a Business Combination with a U.S. company and may affect our ability to complete such Business Combination or fund future operations.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of TKB’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of TKB’s Ordinary Shares, by:

●	each person known by TKB to be the beneficial owner of more than 5% of TKB’s outstanding Ordinary Shares;

●	each of TKB’s executive officers and directors that beneficially owns Ordinary Shares; and

●	all TKB’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 11,116,704 Class A ordinary shares and 100,000 Class B ordinary shares outstanding as of the Record Date. The table below does not include the Class A ordinary shares underlying the Public Warrants or Private Warrants because these securities are not exercisable within 60 days of the Record Date. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned	% of Class	% Total Voting Power
5% or Greater Shareholders
TKB Sponsor I, LLC(2)	5,650,000	50.8%	-	-%	50.4%
Millennium Management LLC(3)	992,538	8.9%	-	-%	8.9%
Davidson Kempner Capital Management LP(4)	700,000	6.3%	-	-%	6.2%
Shaolin Capital Management LLC(5)	1,365,858	12.3%	-	-%	12.2%

Executive Officers and Directors
Angela Blatteis(2)	5,650,000	50.8%	-	-%	50.4%
Greg Klein(2)	5,650,000	50.8%	-	-%	50.4%
Philippe Tartavull(2)	5,650,000	50.8%	-	-%	50.4%
Frank Levinson(6)	-	-	25,000	25.0%	*
Michael Herson(6)	-	-	25,000	25.0%	*
Ryan O’Hara(6)	-	-	25,000	25.0%	*
William Zerella(6)	-	-	25,000	25.0%	*
All officers and directors as a group (7 individuals)	5,650,000	50.8%	100,000	100.0%	51.3%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the foregoing is 400 Continental Blvd., Suite 600, El Segundo, CA 90245.
(2)	The Sponsor is the record holder of the shares reported herein. Each of Ms. Blatteis, Mr. Klein and Mr. Tartavull own interests in the Sponsor and are managers of the Sponsor and may be deemed to share beneficial ownership of such shares. Each of Ms. Blatteis, Mr. Klein and Mr. Tartavull disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(3)	Shares beneficially owned are based on the Schedule 13G filed with the SEC on February 3, 2023 by Integrated Core Strategies (US) LLC, Millennium Management LLC, Millennium Group Management, LLC and Israel A. Englander. Such shares are held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management

LLC). The foregoing should not be construed in and of itself as an admission by Millennium Management LLC, Millennium Group Management LLC or Mr. Englander as to beneficial ownership of the securities held by such entities. The business address of each of Integrated Core Strategies (US) LLC, Millennium Management LLC, Millennium Group Management LLC, and Mr. Englander is 399 Park Avenue, New York, NY 10022.

(4)	Shares beneficially owned are based on the Schedule 13G filed with the SEC on February 10, 2023 by M.H. Davidson & Co. (“CO”), Davidson Kempner Partners (“DKP”), Davidson Kempner Institutional Partners, L.P. (“DKIP”), Davidson Kempner International, Ltd. (“DKIL”), Davidson Kempner Capital Management LP (“DKCM”), and Anthony A. Yoseloff. DKCM acts as investment manager to each of CO, DKP, DKIP, and DKIL. Mr. Yoseloff, through DKCM, is responsible for the voting and investment decisions relating to the securities held by CO, DKP, DKIP, and DKIL. The business address of each of CO, DKP, DKIP, DKIL, DKCM and Mr. Yoseloff is 520 Madison Avenue, 30th Floor, New York, NY 10022.
(5)	Shares beneficially owned are based on the Schedule 13G filed with the SEC on February 22, 2023, by Shaolin Capital Management LLC (“Shaolin”). Shaolin serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd., MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, DS Liquid DIV RVA SCM LLC and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC being managed accounts advised by the Shaolin. The business address of Shaolin is 230 NW 24th Street, Suite 603, Miami, FL 33127.
(6)	Excludes Ordinary Shares in which such person has an indirect interest through the Sponsor as to which such person does not have beneficial ownership.

HOUSEHOLDING INFORMATION

Unless TKB has received contrary instructions, TKB may send a single copy of this proxy statement to any household at which two or more shareholders reside if TKB believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce TKB’s expenses. However, if shareholders prefer to receive multiple sets of TKB’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of TKB’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact TKB at the following address:

TKB Critical Technologies 1

400 Continental Blvd.

Suite 600 El Segundo, CA 90245

(310) 426-2055

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

TKB files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. TKB’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of TKB’s filings with the SEC (excluding exhibits) at no cost by contacting TKB at the address and/or telephone number below.

If you would like additional copies of this proxy statement or TKB’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact TKB at the following address:

TKB Critical Technologies 1
400 Continental Blvd., Suite 600
El Segundo, CA 90245
(310) 426-2055

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from TKB’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a TKB shareholder and would like to request documents, please do so by 4:30 p.m., Eastern Time, on June 19, 2023, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from TKB, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES
OF
ASSOCIATION
OF
TKB CRITICAL TECHNOLOGIES 1

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 17.2, 17.3, 49.7, 49.8 and 49.10 in their entirety and the insertion of the following language in its place:

17.2	Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the Initial conversion Ratio”): (a) at any time and from time to time at the option of the holders thereof; or (b) in connection with the consummation of the Business Combination.

17.3	Notwithstanding the Initial Conversion Ratio, in the case that additional Class A shares or any other Equity-lined Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and in connection with the consummation of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares in connection with the consummation of a Business Combination at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20% of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued in connection with a Business Combination, excluding any shares issued pursuant to forward purchase agreements, Shares or Equity-linked Securities issued, or to be issued, to any seller in a Business Combination and any private placement warrants issued to the Sponsor or its Affiliates upon conversion of working capital loans made to the Company.

49.7	The Company may, without a shareholder vote, elect to extend the date to consummate a Business Combination on a monthly basis for one month each time until up to 36 months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) will lend the Company, and the Company will deposit into the Trust Account, for each extension, the lesser of (a) $60,000 or (b) $0.03 for each Public Share then outstanding, for an aggregate deposit of up to $960,000 if all monthly Extensions are exercised. The latest applicable Business Combination deadline is referred to as the “Termination Date”. In the event that the Company has not consummated an initial Business Combination on or before the Termination Date, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Annex A-1

49.8	In the event that any amendment is made to the Articles:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by the Termination Date, or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, an Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

49.10	Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with Public Shares on a Business Combination.

Annex A-2

ANNEX B

PROPOSED AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of [●], 2023, to the Investment Management Trust Agreement (as defined below) is made by and between TKB Critical Technologies 1 (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of October 26, 2021, as amended on January 23, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at an extraordinary general meeting of the Company’s shareholders held on June 26, 2023 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s amended and restated memorandum and articles of association giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”), monthly up to 16 times, from June 29, 2023 up to October 29, 2024, provided that the Sponsor or its designee deposit into the Trust Account, for each monthly extension, an amount equal to the lesser of (x) $60,000 or (y) $0.03 per public share multiplied by the number of public shares outstanding (the “Monthly Deposit”), for an aggregate deposit of up to $960,000 if all monthly extensions are exercised, and (ii) a proposal to amend the Trust Agreement to make a corresponding change.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Co-Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the later of (A) June 29, 2023, provided that the Company may extend such date, monthly, up to 36 months after the closing of the IPO (“Closing”) provided that the Sponsor or its designee deposits the Monthly Deposit into the Trust Account, or (B) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders.

2. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

Annex B-1

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

TKB CRITICAL TECHNOLOGIES 1

By:
Name:
Title:

Annex B-3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

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IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

TKB CRITICAL TECHNOLOGIES 1

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 25, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

TKB CRITICAL TECHNOLOGIES 1 —
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Please mark your votes like this **X**

   FOR ☐ AGAINST ☐ ABSTAIN ☐

2. **The Trust Agreement Amendment Proposal —** To approve an amendment to the Company’s Investment Management Trust Agreement, dated October 26, 2021, by and between TKB and Continental Stock Transfer & Trust Company, allowing TKB to extend the Combination Period to the Extended Date.

   FOR ☐ AGAINST ☐ ABSTAIN ☐

   FOR ☐ AGAINST ☐ ABSTAIN ☐

A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

PLEASE MAIL IN THE ENVELOPE PROVIDED

CONTROL NUMBER

Signature______________________________**Signature, if held jointly**__________________________________**Date**____________**, 2023**

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/tkbtechsm/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

TKB CRITICAL TECHNOLOGIES 1

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Angela Blatteis, Greg Klein and Philippe Tartavull (each, a "Proxy") as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the "Shares") at the Extraordinary General Meeting of shareholders of TKB Critical Technologies 1 to be held on June 26, 2023 at 11:30 a.m., Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, NY 10020, or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy's discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)